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                                                                    EXHIBIT 99.2

                                 AMENDMENT NO. 1

                                       TO

                         POOLING AND SERVICING AGREEMENT
                            DATED AS OF JUNE 1, 1999

                                     BETWEEN

            GREEN TREE FINANCIAL CORPORATION, AS SELLER AND SERVICER

                                       AND

      U.S. BANK TRUST NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY
                            BUT SOLELY AS TRUSTEE OF

                          HOME EQUITY LOAN TRUST 1999-C

         This Amendment No. 1 to the Pooling and Servicing Agreement, dated as of June 1, 1999 (the "Pooling and Servicing Agreement") between Green Tree Financial Corporation (the "Company") as seller and servicer, and U.S. Bank Trust National Association, not in its individual capacity but solely as trustee, is entered into between the Company and U.S. Bank Trust National Association as of the 29th day of July, 1999. Any capitalized terms not otherwise defined herein shall have the meaning attached to them in the Pooling and Servicing Agreement.

                  WHEREAS, U.S. Bank Trust National Association is acting as Trustee under the Pooling and Servicing Agreement.

                  WHEREAS, Section 12.08(a) of the Pooling and Servicing Agreement provides that such Pooling and Servicing Agreement may be amended, without the consent of any of the Certificateholders to correct manifest error.

                  WHEREAS, it has come to the Company's attention that the Pooling and Servicing Agreement contains a manifest error in Section 3.03(c) with respect to the representations and warranties relating to the geographic concentrations.

                  NOW THEREFORE, the Pooling and Servicing Agreement is hereby amended as follows:

         1. Section 3.03(c) is hereby amended to state in its entirety as follows:

         "c.      Geographic Concentrations.

         Fixed Rate Loans. By Cut-off Date Principal, 10.12% of the Initial Fixed Rate Loans are secured by property located in California, 5.84% in Ohio and 5.65% in Michigan. No other state
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represents more than 5% of the aggregate Cut-off Date Principal Balances of the
Initial Fixed Rate Loans.

         No more than 1% of Fixed Rate Loans by Cut-off Date Principal Balance are secured by property located in an area with the same five-digit zip code.

         Group I Adjustable Rate Loans. By Cut-off Date Principal Balance, 9.54% of the Initial Group I Adjustable Rate Loans are secured by property located in California, 8.85% in Ohio, 6.42 in Illinois, 5.91% in Washington, 5.78% in North Carolina and 5.14% in Texas. No other state represents more than 5% of the aggregate Cut-off Date Principal Balances of the Initial Group I Adjustable Rate Loans.

         No more than 1% of the Group I Adjustable Rate Loans by Cut-off Date Principal Balance are secured by property located in an area with the same five-digit zip code.

         Group II Adjustable Rate Loans. By Cut-off Date Principal Balance, 16.53% of the Initial Group II Adjustable Rate Loans are secured by property located in California, 6.71% in Maryland, 6.66% in Washington, 5.89% in Texas and 5.02% in Illinois. No other state represents more than 5% of the aggregate Cut-off Date Principal Balances of the Initial Group II Adjustable Rate Loans.

         No more than 1% of the Group II Adjustable Rate Loans by Cut-off Date Principal Balance are secured by property located in an area with the same five-digit zip code, except that 1.279% of the Group II Adjustable Rate Loans by Cut-off Date Principal Balance are secured by property located in one such area in Maryland."

         2. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                                    GREEN TREE FINANCIAL CORPORATION

                                       By /s/ Timothy R. Jacobson
                                          --------------------------------------
                                          Timothy R. Jacobson
                                          Assistant Treasurer

                                    U.S. BANK TRUST NATIONAL
                                    ASSOCIATION, not in its individual capacity but solely as Trustee

                                       By /s/ Laurie A. Howard
                                          --------------------------------------
                                          Laurie A. Howard
                                          Vice President